SUPPLEMENTAL FINANCIAL INFORMATION (Details - Note payable) - USD ($)	Jun. 30, 2023	Dec. 31, 2022
Debt Disclosure [Abstract]
Note Payable	$ 1,437,500	$ 0
Warrants	(567,543)	0
Derivative	(159,716)	0
Issuance cost	(591,403)	0
Total notes payable discount	(1,318,662)	0
Note payable, net of discount	$ 118,838	$ 0